Exhibit 10.36

THIRD AMENDMENT TO
EMPLOYMENT AND NON-COMPETITION AGREEMENT

THIS THIRD AMENDMENT (this “Third Amendment”) to that certain EMPLOYMENT AND NON-COMPETITION AGREEMENT executed as of May 14, 2012 and amended by the First Amendment dated May 17, 2012, and further amended by the Second Amendment dated November 7, 2012 (the “Agreement”), is executed as of this 29th day of March 2013, by and between KAYAK Software Corporation, a Delaware corporation (the “Company”), and Daniel Stephen Hafner, an individual (“Employee”).

In consideration of the premises and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company and Employee,

IT IS HEREBY AGREED AS FOLLOWS:

1.Section 3.2(a) is hereby amended by deleting the phrase “120%” appearing in clause (ii) therein and inserting, in lieu thereof, the phrase “125%”.

2.Section 3.2(b) is hereby amended by deleting the phrase “120%” appearing in clause (iii) therein and inserting, in lieu thereof, the phrase “125%”.

3.Except as modified by this Third Amendment, the Agreement shall continue in full force and effect.

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A/75364540.2

Exhibit 10.36

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year written above.

COMPANY:

KAYAK SOFTWARE CORPORATION

By: _/s/ Karen Ruzic Klein__
Name: Karen Ruzic Klein
Title: General Counsel

EMPLOYEE:
_/s/ Daniel Stephen Hafner__
Daniel Stephen Hafner

A/75364540.2